UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
The Current Report on Form 8-K of ITC Holdings Corp. (the “Company”) dated filed August 10, 2006 is being amended to modify Item 8.01 and exhibit 99.2. Items 8.01 and 9.01 are hereby amended and restated to read as follows:
Item 8.01 Other Events.
     On August 16, 2006, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release was attached as Exhibit 99.2 to the Form 8-K filed on August 16, 2006. The Company subsequently issued a revised press release with regard to the dividend declaration. A copy of the revised press release is attached to this Form 8-K/A as Exhibit 99.2, is incorporated herein by reference and replaces the prior exhibit.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Transcript of earnings conference call held August 10, 2006 and Appendix*

99.2	Revised press release dated August 16, 2006
* Previously filed as an exhibit to the Company’s Current Report on Form 8-K dated August 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 17, 2006

ITC HOLDINGS CORP.
By:	/s/ Edward M. Rahill
Edward M. Rahill
Its: Senior Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No	Description

99.1	Transcript of earnings conference call held August 10, 2006 and Appendix*

99.2	Revised press release dated August 16, 2006
     * Previously filed as an exhibit to the Company’s Current Report on Form 8-K dated August 10, 2006.